SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 5, 2010
WESTERN GAS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive office) (Zip Code)
(832) 636-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-12.1
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Item 8.01 Other Events
On August 5, 2010, Western Gas Partners, LP (the “Partnership”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of its acquisition of certain midstream assets from affiliates of Anadarko Petroleum Corporation (“Anadarko”), consisting of a 100% ownership interest in Kerr-McGee Gathering LLC, which owns the Wattenberg gathering system and related facilities, including the Fort Lupton processing plant. These assets, located in the Denver-Julesburg Basin, north and east of Denver, Colorado, are referred to collectively as the “Wattenberg assets” and the acquisition as the “Wattenberg acquisition.” The consideration paid by the Partnership for the Wattenberg acquisition consisted of (i) $473.1 million in cash, which was funded with $250.0 million of borrowings under a bank-syndicated unsecured term loan, $200.0 million of borrowings under the Partnership’s revolving credit facility and $23.1 million cash on hand; as well as (ii) the issuance of 1,048,196 common units and 21,392 general partner units of the Partnership to affiliates of Anadarko. The terms of the Wattenberg acquisition were approved by the Board of Directors of the Partnership’s general partner and by the Board’s special committee. The Wattenberg acquisition closed on August 2, 2010 with an effective date for accounting purposes of July 1, 2010.
On September 30, 2010, the Partnership filed a Current Report on Form 8-K/A (the “Amendment”) amending and supplementing the Initial Report to include the audited and unaudited financial statements of the Wattenberg assets and the unaudited pro forma financial statements of the Partnership required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K. No other modifications to the Initial Report were made by the Amendment.
On September 29, 2010, the Partnership and Anadarko closed a series of related transactions through which the Partnership acquired a 10% member interest in White Cliffs Pipeline L.L.C. (“White Cliffs”). Specifically, the Partnership acquired Anadarko’s 100% ownership interest in Anadarko Wattenberg Company, LLC (“AWC”) for $20.0 million in cash (the “AWC acquisition”). AWC owned a 0.4% interest in White Cliffs and held an option to increase its interest in White Cliffs. Also, in a series of concurrent transactions, AWC acquired an additional 9.6% interest in White Cliffs from a third party for $18.0 million in cash, subject to post-closing adjustments. White Cliffs owns a crude oil pipeline that originates in Platteville, Colorado and terminates in Cushing, Oklahoma and became operational in June 2009. The Partnership’s acquisition of the 0.4% interest in White Cliffs and related purchase option from Anadarko and the acquisition of an additional 9.6% interest in White Cliffs were funded with cash on hand and are referred to collectively as the “White Cliffs acquisition.” The Partnership’s interest in White Cliffs is referred to as the “White Cliffs investment.”
Due to Anadarko’s control of the Partnership through its ownership of the general partner, the Wattenberg acquisition and the AWC acquisition are considered transfers of net assets between entities under common control. As a result, the Partnership is required to revise its financial statements to include the activities of the Wattenberg assets and AWC, including the 0.4% interest in White Cliffs, as of the date of common control. As such, Exhibits 12.1, 99.1, 99.2 and 99.3 included in this Current Report on Form 8-K give retroactive effect to (i) the Wattenberg acquisition as if the Partnership owned the Wattenberg assets since August 10, 2006, the date Anadarko acquired the Wattenberg assets in conjunction with its acquisition of Kerr McGee Corporation, and (ii) the AWC acquisition as if the Partnership owned AWC, including the 0.4% interest in White Cliffs, since January 29, 2007, the date Anadarko made its initial investment in White Cliffs.
The terms “AWC,” “AWC acquisition,” “Wattenberg acquisition,” “Wattenberg assets,” “White Cliffs,” “White Cliffs acquisition” and “White Cliffs investment,” as used in Exhibits 99.1 and 99.2 attached hereto, are defined above in this Current Report on Form 8-K. In addition, the terms “Partnership Assets” and “Affiliates,” as originally defined in the 2009 10-K and as used in Exhibits 99.1 and 99.2 attached hereto, are redefined in this Current Report on Form 8-K. Specifically, the “Partnership Assets” refer collectively to the initial assets, Powder River assets, Chipeta assets (each as defined under Note 1—Description of Business and Basis of Presentation—Offerings and acquisitions under Exhibit 99.3 of this Current Report on Form 8-K), Granger assets, Wattenberg assets and the White Cliffs investment. “Affiliates” refers to wholly owned and partially owned subsidiaries of Anadarko, excluding the Partnership, and also refers to Fort Union Gas Gathering, L.L.C. and White Cliffs. Otherwise, references to defined terms used in Exhibits 99.1 and 99.2 should be made to the original 2009 Form 10-K filed with the SEC on March 11, 2010.
The Partnership previously completed the acquisition of certain midstream assets from Anadarko pursuant to a Contribution Agreement dated as of January 29, 2010 with an effective date for accounting purposes of January 1, 2010 by which the Partnership acquired a 100% ownership interest in the following assets located in Southwestern Wyoming: (i) the Granger gathering system with related compressors and other facilities, and (ii) gas processing facilities consisting of two cryogenic trains, two refrigeration trains, a natural gas liquids (“NGL”) fractionation facility and ancillary equipment. These assets are referred to collectively as the “Granger assets” and the acquisition as the “Granger acquisition.” On May 4, 2010, the Partnership revised the 2009 Form 10-K by filing a Current Report on Form 8-K to recast the Partnership’s financial statements to reflect the Granger acquisition. The 2009 Form 10-K is hereby further revised by this Current Report on Form 8-K to reflect the Wattenberg acquisition and the AWC acquisition, as well as the disclosure of significant updates to the Partnership’s credit facilities, as follows:
•	The Computation of Ratio of Earnings to Fixed Charges of the Partnership included herein on Exhibit 12.1 supersedes Exhibit 12.1 of Item 15 in the 2009 Form 10-K.

•	The Selected Financial and Operating Data of the Partnership included herein on Exhibit 99.1 supersedes Item 6 in the 2009 Form 10-K.

•	The Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Partnership included herein on Exhibit 99.2 supersedes Item 7 in the 2009 Form 10-K.

•	The Consolidated Financial Statements and Supplemental Quarterly Information of the Partnership included herein on Exhibit 99.3 supersede Item 8 in the 2009 Form 10-K, except for Management’s Assessment of Internal Control Over Financial Reporting and the Report of Independent Registered Public Accounting Firm with regard to internal control over financial reporting, included at pages F-2 and F-3 of the 2009 Form 10-K, respectively, which are not impacted by this Current Report on Form 8-K.
Other than the revisions noted above and the reclassification of certain amounts to conform to the current presentation as described in Note 6—Transactions with Affiliates—Commodity price swap agreements under Exhibit 99.3 of this Current Report on Form 8-K, we have made no attempt to revise or update our 2009 Form 10-K for events occurring after the original filing of the 2009 Form 10-K.
This Current Report on Form 8-K should be read in conjunction with the 2009 Form 10-K. Any references herein to Item 6 of the 2009 Form 10-K refer to Exhibit 99.1, references herein to Item 7 of the 2009 Form 10-K refer to Exhibit 99.2, and references herein to Item 8 of the 2009 Form 10-K refer to Exhibit 99.3. From and after the date of this Current Report on Form 8-K, future references to the Partnership’s historical financial statements for periods ending on or before December 31, 2009 should be made to this Current Report.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial and Operating Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS PARTNERS, LP
	By:	Western Gas Holdings, LLC, its general partner

Date: November 5, 2010	By:	/s/ Donald R. Sinclair
Donald R. Sinclair
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial and Operating Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

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